UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2024

Bath & Body Works, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction
of incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of principal executive offices)	(Zip Code)

(614) 415-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BBWI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Julie Rosen ceased to serve as President, Retail of Bath & Body Works, Inc. (the “Company”) on September 25, 2024. Following such date, it is expected that Ms. Rosen will thereafter serve as a non-executive employee of the Company to assist with the orderly transition of her responsibilities until her separation date, which is expected to occur on or about October 22, 2024 (the “Separation Date”). Until the Separation Date, Ms. Rosen will be eligible to receive compensation on the same basis as her current compensation.

Subject to Ms. Rosen’s continued employment in good standing through the Separation Date, on such date Ms. Rosen’s employment with the Company will be terminated without “cause” and she will become entitled to the payments and benefits applicable on such a termination under the terms of the executive severance agreement between the Company and Ms. Rosen, dated May 13, 2022, in accordance with and subject to the terms thereof, including the Company’s receipt of an effective release of claims against the Company from Ms. Rosen. The executive severance agreement is filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2024, filed with the Securities and Exchange Commission on March 22, 2024. Following her separation, Ms. Rosen will continue to be subject to certain restrictive covenants, including non-competition and non-solicitation covenants. The Company does not intend to fill the President, Retail role and Ms. Rosen’s responsibilities will be overseen by other members of the Company’s management team.

Item 7.01.  Regulation FD Disclosure.

On September 25, 2024, the Company issued a press release announcing that Ms. Rosen has stepped down as President, Retail, a copy of which is furnished with this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The Company also announced that it reaffirms its third quarter and full year fiscal 2024 guidance, as previously provided on August 28, 2024.

The information in this Item 7.01 of this Current Report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Bath & Body Works, Inc., dated September 25, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATH & BODY WORKS, INC.
Date: September 25, 2024	By:	/s/ Michael C. Wu
		Name:	Michael C. Wu
		Title:	Chief Legal Officer and Corporate Secretary